Exhibit 10.12

SECOND AMENDMENT TO

THE SECOND AMENDED AND RESTATED SHAREHOLDERS AGREEMENT

THIS SECOND AMENDMENT (this “Amendment”) made as of the 13th day of May, 2021,

BETWEEN:

BARRICK GOLD CORPORATION, a corporation existing under the laws of the Province of British Columbia,

(hereinafter referred to as “Barrick”),

- and - BARRICK GOLD (PUEBLO VIEJO) LIMITED, a corporation existing under the laws of Jersey, as successor to BGC Holdings Ltd.,

(hereinafter referred to as “BGPV”)

- and - NEWMONT CORPORATION, a corporation existing under the laws of the State of Delaware, as successor to Goldcorp Inc.,

(hereinafter referred to as “Newmont”),

- and - GOLDCORP AUREUS INC., a corporation existing under the laws of Barbados,

(hereinafter referred to as “Aureus”),

- and - PUEBLO VIEJO (JERSEY) 1 LIMITED, a corporation existing under the laws of Jersey, as successor to Dominicana Holdings Inc.,

(hereinafter referred to as “HoldCo”),

- and -

PUEBLO VIEJO DOMINICANA JERSEY 2 LIMITED, a corporation existing under the laws of Jersey, as successor to Pueblo Viejo Dominicana Corporation,

(hereinafter referred to as “PVDC”).

WHEREAS Barrick, BGPV, Newmont, Aureus, HoldCo and PVDC are parties to that certain Amended and Restated Shareholders Agreement in respect of the Pueblo Viejo Mine made effective as of August 23, 2012, as amended by that certain first amendment made as of January 23, 2020 (the “Shareholders Agreement”);

AND WHEREAS the Parties wish to amend the Shareholders Agreement in the manner set out herein;

NOW THEREFORE THIS AMENDMENT WITNESSES THAT in consideration of the respective covenants and agreements of the Parties hereinafter contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each Party), the Parties agree as follows:

ARTICLE 1

AMENDMENTS

1.1	Interpretation

(a) Capitalized terms not defined in this Amendment shall have the definitions assigned to them in the Shareholders Agreement.

(b) References in this Amendment to the “Parties” means Barrick, BGPV, Newmont, Aureus, HoldCo and PVDC, and “Party” means any one of them.

1.2	Amendment to Section 1.1 – Definitions

Section 1.1 of the Shareholders Agreement is hereby amended by the deletion, in their entirety, of the defined terms “HoldCo Corporate Documents” and “PVDC Corporate Documents” and the addition of each of the following defined terms:

“HoldCo Corporate Documents” means the Memorandum and Articles of Association of Holdco.

“PVDC Corporate Documents” means the Memorandum and Articles of Association of PVDC.

1.3	Amendment to Subsection 3.2(c) – Meetings

Subsection 3.2(c) of the Shareholders Agreement is hereby deleted in its entirety and replaced with the following:

(c) Meetings. Meetings of the PVDC Board of Directors shall be held pursuant to the PVDC Corporate Documents at least quarterly. All meetings of the PVDC Board of Directors and of the shareholders of PVDC shall be held in the Dominican Republic, Jersey or as mutually agreed by the PVDC Board of Directors;

provided that at least half of the meetings of the PVDC Board of Directors in respect of any Calendar Year are held in the Bailiwick of Jersey. In respect of any meeting of the PVDC Board of Directors held in Jersey, a majority of the PVDC Directors present at such meeting must be physically present in Jersey. Such meetings shall be held in concert with regular meetings of the HoldCo Board of Directors to the extent practicable. The HoldCo Board of Directors shall cause additional meetings of the PVDC Board of Directors to be held as necessary to take actions on matters to be submitted to the PVDC Board of Directors pursuant to this Agreement.

1.4	Amendment to Subsection 3.3(a)(i) – Regular, Special and Rescheduled Meetings

Subsection 3.3(a)(i) of the Shareholders Agreement is hereby deleted in its entirety and replaced with the following:

(i) The HoldCo Board of Directors shall hold regular meetings at least quarterly. All meetings of the HoldCo Board of Directors and shareholders of HoldCo shall be held in the Dominican Republic, Jersey or as mutually agreed by the HoldCo Board of Directors, or otherwise as permitted pursuant to Section 3.3(d); provided that at least half of the meetings of the HoldCo Board of Directors in respect of any Calendar Year are held in the Bailiwick of Jersey. In respect of any meeting of the Holdco Board of Directors held in Jersey, a majority of the PVDC Directors present at the meeting must be physically present in Jersey. The Manager shall give thirty (30) days’ notice to the HoldCo Directors of such regular meetings. Additionally, any HoldCo Director may call a special meeting upon ten (10) days’ notice to the Manager and the other HoldCo Directors. In case of emergency, reasonable notice of a special meeting shall suffice.

1.5	Amendment to Section 8.1 - Applicable Law; Consent to Jurisdiction

The first sentence of Section 8.1 of the Shareholders Agreement is hereby amended by deleting the word “Barbados” and replacing it with “Jersey”.

1.6	Amendment to Subsection 12.4(c) – Efforts in respect of Expropriation Compensation

The last sentence of subsection 12.4(c) of the Shareholders Agreement is hereby amended by deleting the word “Barbados” and replacing it with “Jersey”.

1.7	Amendment to Section 13.1 – Notices

Section 13.1 of the Shareholders Agreement is hereby deleted in its entirety and replaced with the following:

SECTION 13.1 Notices. All notices and other communications hereunder shall be in writing and in the English language, and shall be effective (a) when personally delivered, including delivery by airborne express courier service, (b) on the day of receipt specified in any return receipt if it shall have been deposited in the mails or (c) on the day of transmission, if transmitted by fax or email or similar means of recorded electronic communication, in each case, to the addressee Party’s principal address stated below, whichever of the foregoing shall first occur; provided that any notice received after normal business hours at the place of delivery shall not be effective until the next Business Day at the place of delivery. Until otherwise specified by notice, the addresses for any notices shall be:

If to BGPV, to:

Barrick Gold (Pueblo Viejo) Limited 3rd Floor, Unity Chambers 28 Halkett Street St Helier Jersey, JE2 4WJ

Attention: Email: Telecopier:	The Secretary notices@barrick.com +44 1534 735 444

With a copy to:

Barrick Gold Corporation Brookfield Place TD Canada Trust Tower, Suite 3700 161 Bay Street Toronto, Ontario, Canada M5J 2S1

Attention: Email: Telecopier:	General Counsel notices@barrick.com 416 861 9717

If to Aureus, to:

Goldcorp Aureus Inc. 6900 E. Layton Avenue, Suite 700 Denver, CO 80237 USA

Attention: Email: Telecopier:	Legal Department LegalNotices@newmont.com 303 837 5837

With a copy to:

Newmont Corporation 6900 E. Layton Avenue, Suite 700 Denver, CO 80237 USA

Attention: Email: Telecopier:	Legal Department LegalNotices@newmont.com 303 837 5837

If to Holdco, to:

Pueblo Viejo (Jersey) 1 Limited 3rd Floor, Unity Chambers 28 Halkett Street St Helier Jersey, JE2 4WJ

Attention: Telecopier:	The Secretary +44 1534 735 444

With a copy to:

Barrick Gold (Pueblo Viejo) Limited 3rd Floor, Unity Chambers 28 Halkett Street St Helier Jersey, JE2 4WJ

Attention: Email: Telecopier:	The Secretary notices@barrick.com +44 1534 735 444

And a copy to:

Barrick Gold Corporation Brookfield Place TD Canada Trust Tower, Suite 3700 161 Bay Street Toronto, Ontario, Canada M5J 2S1

Attention: Email: Telecopier:	General Counsel notices@barrick.com 416 861 9717

And a copy to:

Goldcorp Aureus Inc. 6900 E. Layton Avenue, Suite 700 Denver, CO 80237 USA

Attention: Email: Telecopier:	Legal Department LegalNotices@newmont.com 303 837 5837

And a copy to:

Newmont Corporation 6900 E. Layton Avenue, Suite 700 Denver, CO 80237 USA

Attention: Email: Telecopier:	Legal Department LegalNotices@newmont.com 303 837 5837

If to PVDC, to:

Pueblo Viejo Dominicana Jersey 2 Limited 3rd Floor, Unity Chambers 28 Halkett Street St Helier Jersey, JE2 4WJ

Attention: Telecopier:	The Secretary +44 1534 735 444

With a copy to:

Barrick Gold (Pueblo Viejo) Limited 3rd Floor, Unity Chambers 28 Halkett Street St Helier Jersey, JE2 4WJ

Attention: Email: Telecopier:	The Secretary notices@barrick.com +44 1534 735 444

And a copy to:

Barrick Gold Corporation Brookfield Place TD Canada Trust Tower, Suite 3700 161 Bay Street Toronto, Ontario, Canada M5J 2S1

Attention: Email: Telecopier:	General Counsel notices@barrick.com 416 861 9717

And a copy to:

Goldcorp Aureus Inc. 6900 E. Layton Avenue, Suite 700 Denver, CO 80237 USA

Attention: Email: Telecopier:	Legal Department LegalNotices@newmont.com 303 837 5837

And a copy to:

Newmont Corporation 6900 E. Layton Avenue, Suite 700 Denver, CO 80237 USA

Attention: Email: Telecopier:	Legal Department LegalNotices@newmont.com 303 837 5837

If to Barrick, to:

Barrick Gold Corporation Brookfield Place TD Canada Trust Tower, Suite 3700 161 Bay Street Toronto, Ontario, Canada M5J 2S1

Attention: Email: Telecopier:	General Counsel notices@barrick.com 416 861 9717

If to Newmont, to:

Newmont Corporation 6900 E. Layton Avenue, Suite 700 Denver, CO 80237 USA

Attention: Email: Telecopier:	Legal Department LegalNotices@newmont.com 303 837 5837

A Party may change its address from time to time by notice to the other Parties.

1.8	Amendment to Annex A – Additional Definitions

Annex A to the Shareholders Agreement is hereby amended by the deletion in its entirety of the defined term “Project Equity Expropriation Compensation”, and the addition of the following defined term:

“Project Equity Expropriation Compensation” means all value (whether in the form of money, securities, property or otherwise), excluding Expropriation Compensation, paid or payable by the Government or a governing authority that is in de facto control of part of Dominican Republic and Jersey, to Persons other than PVDC, in whole or partial settlement of claims, whether or not resulting from judicial proceedings and whether paid or payable in or outside the Dominican Republic and Jersey, as compensation for or in respect of the appropriation, confiscation, cancellation, expropriation or nationalization (by intervention, condemnation or other form of taking) whether under color of law or otherwise (including through confiscatory taxation or imposition of confiscatory charges) for or in respect of Borrower Shares or interests in PVDC or Subordinated Loans, or any direct or indirect deprivation of rights or interests of or in PVDC or the Project that gives rise to compensable claims under Dominican Republic and Jersey law or treaties by direct or indirect holders of debt or equity interests in PVDC.

ARTICLE 2

GENERAL PROVISIONS

2.1	Coming Into Effect

(a) This Amendment is made pursuant to Section 13.4 of the Shareholders Agreement and shall be effective as of the date first above written.

(b) The Parties acknowledge and agree that the Shareholders Agreement continues in full force and effect and has not been amended, varied or waived except to the extent expressly set out in this Amendment. All references in the Shareholders Agreement to the “Agreement” shall be deemed to mean the Shareholders Agreement as amended by this Amendment. A Party’s entry into this Amendment shall not constitute a waiver or release of any rights or claims of such Party under the Agreement as may exist as of the date of this Amendment.

2.2	Conformed Agreement

On or after the date of this Amendment, the Parties may prepare a conformed copy of the Shareholders Agreement incorporating the amendments set forth herein (a “Conformed Agreement”). Any Conformed Agreement so prepared shall be for ease of reference only, and in the event of any conflict between a Conformed Agreement, on the one hand, and the Shareholders Agreement as specifically amended by the amendments set forth in Article 1 of this Amendment, on the other hand, the terms of the Shareholders Agreement as specifically amended by the amendments set forth in Article 1 of this Amendment shall control.

2.3	Counterparts

(a) This Amendment may be executed in any number of counterparts each of which when so executed will be deemed to be an original and when taken together shall constitute the entire and same agreement.

(b) Delivery of an executed signature page to this Amendment by any Party by electronic transmission will be as effective as delivery of a manually executed copy of this Amendment by such Party.

[Signature Page Follows]

IN WITNESS WHEREOF this Amendment has been executed by the Parties as of the date first written above.

BARRICK GOLD CORPORATION

By:	/s/ Mark Bristow
Name: Mark Bristow
Title: Authorized Signatory

By:	/s/ Graham Shuttleworth
Name: Graham Shuttleworth
Title: Authorized Signatory

BARRICK GOLD (PUEBLO VIEJO) LIMITED

By:	/s/ Graham Shuttleworth
Name: Graham Shuttleworth
Title: Authorized Signatory

By:	/s/ Stephen Galbraith
Name: Stephen Galbraith
Title: Authorized Signatory

NEWMONT CORPORATION

By:	/s/ Joshua P. Hallenbeck
Name: Joshua P. Hallenbeck
Title: Authorized Signatory

By:
Name:
Title: Authorized Signatory

Second Amendment to the Second Amended and Restated

Shareholders Agreement

GOLDCORP AUREUS INC.

By:	/s/ Joshua P. Hallenbeck
Name: Joshua P. Hallenbeck
Title: Authorized Signatory

By:	/s/ Marcus A. Hatch
Name: Marcus A. Hatch
Title: Authorized Signatory

PUEBLO VIEJO (JERSEY) 1 LIMITED

By:	/s/ Mark Hill
Name: Mark Hill
Title: Authorized Signatory

By:	/s/ Rebecca Charlton
Name: Rebecca Charlton
Title: Authorized Signatory

PUEBLO VIEJO DOMINICANA JERSEY 2 LIMITED

By:	/s/ Mark Hill
Name: Mark Hill
Title: Authorized Signatory

By:	/s/ Rebecca Charlton
Name: Rebecca Charlton
Title: Authorized Signatory

Second Amendment to the Second Amended and Restated

Shareholders Agreement